                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 9, 2004

                          Eyetech Pharmaceuticals, Inc.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

          Delaware                      000-50516                 13-4104684
-----------------------------      -----------------         -------------------
(State or Other Jurisdiction         (Commission             (I.R.S. Employer
     of Incorporation)               File Numbers)          Identification No.)

        3 Times Square, 12th Floor
               New York, NY                                        10036
-------------------------------------------                  -------------------
 (Address of Principal Executive Offices)                        (Zip Code)

       Registrant's telephone number, including area code: (212) 824-3100

--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

      In a series of meetings beginning on December 9, 2004 and ending on February 9, 2005, the Compensation Committee of the Board of Directors, and in certain cases, independent directors, of Eyetech Pharmaceuticals, Inc. approved the following compensation terms with regard to the compensation of the executive officers who were named in the Summary Compensation Table of the Company's 2004 Proxy Statement and who are expected to be named in the Summary Compensation Table of the Company's 2005 Proxy Statement:

                                                                                         2005 TARGET
                                                                              2005       BONUS AS A
                                      2005       2004          2005        RESTRICTED   PERCENTAGE OF
       EXECUTIVE OFFICER            SALARY(1)   BONUS(2)  OPTION GRANT(3)  STOCK GRANT   BASE SALARY
----------------------------------  ---------  ---------  ---------------  -----------  -------------
David R. Guyer                      $ 525,000  $ 184,000     250,000        25,000(4)        60%
   Chief Executive Officer
Paul G. Chaney                      $ 315,000  $ 109,089      40,000             -           50%
   Chief Operating Officer
Glenn P. Sblendorio(5)              $ 290,000  $  98,594      65,000             -           50%
   Chief Financial Officer
Anthony P. Adamis, M.D.             $ 375,000  $  94,875     165,000        20,000(7)        50%
   Executive Vice President (5)(6)
Douglas H. Altschuler               $ 275,000  $  56,700      25,000             -           30%
   Senior Vice President

----------------------------------------
(1)   Effective January 1, 2005.

(2)   Payable on or about February 23, 2005.

(3) All options were granted on December 9, 2004 at an exercise price of $43.55 and vest in accordance with the stock option agreements filed as Exhibits 10.1 and 10.2 to this Form 8-K, which provide that 25% of the options vest upon the first anniversary of the grant and the balance vest in equal increments over the following 36 months.

(4) 50% of the shares of restricted stock vested upon the date of grant of January 5, 2005 and the restrictions of the remaining 50% lapse on the first anniversary of the date of grant, and will otherwise be made in accordance with the terms and conditions of the form of Restricted Stock Agreement filed as Exhibit 10.3 to this Form 8-K.

(5)   Also receives a non-accountable car allowance of $2,000 per month.

(6)   Promotion to Executive Vice President effective January 5, 2005.

(7)   100% vested on date of grant, January 5, 2005.

            The Compensation Committee approved

              - 2004 cash bonus awards earned in respect of 2004 and to be paid in 2005 after assessing individual and corporate performance against predetermined goals and objectives;

              - 2005 salaries after assessing third-party, peer company salary survey data and analyses of peer company data; and

              - 2005 target bonus figures after assessing industry benchmarks for individual positions.

      The Compensation Committee granted the options and restricted stock awards described above pursuant to the Company's 2003 Stock Incentive Plan.

      In addition, on February 9, 2005, the Board of Directors approved the following compensation arrangements for the non-management directors of the
Company:

- Annual cash retainer                                   $ 25,000
  Board meeting fees                                     $  2,000 per meeting in person
                                                         $    750 per meeting by telephone
- Chairman of Audit Committee                            $ 10,000 per year
- Chairman of other committees                           $  7,500 per year
- Attendance at committee meetings                       $    750 per meeting
- Stock options granted upon initial appointment(1)        50,000
- Annual stock option grants(2)                            25,000

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(1)   25% of the options vest upon the first anniversary of the grant and the balance vest in equal increments over the following 36 months.

(2)   Vesting monthly over 48 months from date of grant.

      The Company will provide additional information regarding the compensation paid to the named executive officers for the 2004 fiscal year in its proxy statement for the 2005 Annual Meeting of Stockholders, which is expected to be filed with the Securities and Exchange Commission before the end of April 2005.

ITEM  9.01. FINANCIAL STATEMENTS AND EXHIBITS.

            (c)   Exhibits

            The   following exhibits are filed herewith:

Exhibit No.                Description
-----------                -----------
  10.1         Form of Incentive Stock Option Agreement
  10.2         Form of Non-Qualified Stock Option Agreement
  10.3         Form of Restricted Stock Agreement

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  February 15, 2005           EYETECH PHARMACEUTICALS, INC.

                                   By:     Glenn P. Sblendorio
                                       -----------------------------
                                   Name:   Glenn P. Sblendorio
                                   Title:  Senior Vice President, Finance and
                                           Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No.                  Description
-----------                  -----------
   10.1         Form of Incentive Stock Option Agreement
   10.2         Form of Non-Qualified Stock Option Agreement
   10.3         Form of Restricted Stock Agreement